EXHIBIT 10.2



                           WAIVER AGREEMENT NUMBER TWO




     THIS WAIVER AGREEMENT NUMBER TWO (this "Agreement"), dated as of May 1, 2003, is entered into between and among U.S. BANK NATIONAL ASSOCIATION, as a lender and as the arranger and administrative agent ("Agent") for the lenders that become members of the Lender Group pursuant to the terms of the Loan Agreement (as that term is defined below) (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), 3D SYSTEMS CORPORATION, a Delaware corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages hereof as a borrower (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower," and individually and collectively, jointly and severally, as the "Borrowers"), and 3D HOLDINGS, LLC, a Delaware limited liability company ("Guarantor"). This Agreement is entered into in connection with that certain Loan and Security Agreement, dated as of May 21, 2001, between and among Agent and Borrowers, as amended by that certain Amendment Agreement Number One to Loan and Security Agreement, dated July 26, 2001, that certain Amendment Agreement Number Two to Loan and Security Agreement, dated August 16, 2001, that certain letter agreement, dated August 30, 2001, that certain Amendment Agreement Number Three to Loan and Security Agreement, dated October 1, 2001, that certain Amendment Agreement Number Four to Loan and Security Agreement, dated as of November 1, 2001, that certain Amendment Agreement Number Five to Loan and Security Agreement, dated as of December 20, 2001, that certain Amendment Agreement Number Six to Loan and Security Agreement, dated as of August 30, 2002, that certain Amendment Agreement Number Seven to Loan and Security Agreement, dated October 1, 2002, that certain Amendment Agreement Number Eight to Loan and Security Agreement, dated November 12, 2002 (as amended, the "Loan Agreement"), and that certain Waiver Agreement, dated March 7, 2003 ("Waiver Number One"). All terms which are defined in the Loan Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Agreement, in which case, the definition contained herein shall govern. This Agreement is entered into in light of the following facts:

                                    RECITALS

     WHEREAS, as of March 31, 2003, Borrowers were not in compliance with certain financial covenants contained in the Loan Agreement. Borrowers were not in compliance with their obligation to deliver by April 30, 2003, audited fiscal year end financial statements for the fiscal year that ended on December 31, 2002. Borrowers also anticipate not being able to timely deliver to Agent the Form 10-Q quarterly report for the period ending March 31, 2003, as required under the Loan Agreement. Borrowers have requested that Lenders waive the Events of Default caused by such non-compliance. In addition, pursuant to Waiver Number One, Borrowers agreed to an early repayment of the Term Loan with repayment in two installments. Borrowers have requested that Lenders agree to a change in the repayment schedule of the Term Loan.

     WHEREAS, Lenders have agreed to Borrowers' requests on the condition that Borrowers agree to: (i) an early maturity date of the revolver advance facility under Section 2.1 of the Loan Agreement and the Term Loan under Section 2.2 of the Loan Agreement, (ii) a change in interest




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rates applicable to the outstanding Obligations, (iii) the elimination of the
LIBOR pricing option, (iv) the payment of a waiver fee, and (v) the other terms and conditions contained in this Agreement.

     WHEREAS, Borrowers have agreed to the terms and the conditions required by Lenders.

     NOW, THEREFORE, the parties agree as follows:

     1. WAIVER OF COVENANT VIOLATIONS. Lenders agree that the Events of Default caused by Borrowers failure (i) to deliver to Agent the audited consolidated financial statements for Parent's 2002 fiscal year by April 30, 2003, as required under Section 6.3(b), and (ii) to be in compliance with Section 7.20(a) as of December 31, 2002 and March 31, 2003, are waived. In addition, Lenders agree that the Event of Default that will arise as of the close of business on May 15, 2003, if a copy of Parent's Form 10-Q quarterly report for the fiscal quarter ending March 31, 2003, is not delivered to Agent shall be deemed waived as of May 15, 2003. The foregoing waivers are conditioned upon (y) the delivery to Agent of the audited consolidated financial statements for Parent's 2002 fiscal year within five days following the issuance of such audited consolidated financial statements by Parent's certified public accountants and (z) the delivery to Agent of a copy of Parent's Form 10-Q quarterly report for the fiscal quarter ending March 31, 2003, within five days following its filing with the SEC. If Parent fails to timely deliver to Agent the audited consolidated financial statements for Parent's 2002 fiscal year end or the Form 10-Q quarterly report for the fiscal quarter ending March 31, 2003, as required pursuant to the preceding sentence, then an Event of Default shall be deemed to have occurred under the Loan Agreement. Lenders also agree that if Borrowers are not in compliance Section 7.20(a) as of June 30, 2003 and, to the extent the Maturity Date is extended to December 31, 2003, as of September 30, 2003, then such non-compliance shall be deemed waived so long as no other Events of Default have occurred and are continuing. These are one time waivers and Borrowers shall be otherwise required to be in compliance with Sections 6.3(b) and 7.20(a).

     2. WAIVER FEE. Borrowers shall pay Agent a waiver fee (the "Waiver Fee") in the amount of $150,000 plus all costs, fees (including attorney's fees) and expenses incurred in connection with the drafting and negotiation of this Agreement. The Waiver Fee shall represent an unconditional payment to Lenders in consideration of Lenders' waivers contained in this Agreement and shall not reduce or be a deposit on account of the Obligations.

     3. EQUITY INVESTMENT.

     3.1 Parent shall receive one or more equity investments of not less than $9,600,000 in the aggregate on or before May 5, 2003 (the "Equity Investment").

     3.2 The failure of Parent to receive an Equity Investment of not less than $9,600,000 by May 5, 2003, as required under Section 3.1 hereof shall constitute an Event of Default.

     4. PREPAYMENT OF TERM LOAN. Notwithstanding the provisions of Section 2.2 of the Loan Agreement and Waiver Number One to the contrary, Borrowers agree that on or before May 5, 2003, Borrowers shall make a prepayment in full of the Term Loan, including outstanding principal and accrued and unpaid interest thereon. Lenders waive the Event of




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Default caused by Borrowers failure to make the $5,000,000 principal installment on the Term Loan due on March 31, 2003 as required under Waiver Number One.

     5. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

     5.1 The definition of "Applicable Margin" is deleted in full and replaced with the following:

               "APPLICABLE MARGIN" means 5.25% with respect to Prime Rate Loans.

     5.2 The definition of "Maturity Date" is deleted in full and replaced with the following:

               "Maturity Date" means September 30, 2003; provided, however, that if Borrowers receive from a prospective lender that would qualify as a Eligible Transferee a commitment letter to refinance in full all of the outstanding Obligations, then the "Maturity Date" shall mean the earlier of (a) December 31, 2003, or (b) the date on which the commitment to provide funding, as set forth the commitment letter, shall expire.

     5.3 Effective as of the date of this Agreement, the right of Borrowers to elect the LIBOR Option under SECTION 2.14 shall automatically terminate and Borrower shall not be entitled to carry any Advances as a LIBOR Rate Loan. To the extent there are any outstanding LIBOR Rate Loans as of the date of this Agreement, all of such LIBOR Rate Loans shall automatically be converted to a Prime Rate Loan at the end of their respective Interest Periods.

     6. CONDITIONS PRECEDENT. Completion of each of the following items to the satisfaction of Agent is a condition precedent to the effectiveness to this
Agreement:

     6.1 The execution of this Agreement by Borrowers and Guarantor and the delivery of the fully executed Agreement to Agent.

     6.2 Receipt by Agent of the Waiver Fee, paid in good funds.

     7. RELEASE BY BORROWERS AND GUARANTOR. Borrowers and Guarantor, for themselves, and for their agents, servants, employees, shareholders, subsidiaries, officers, directors, heirs, executors, administrators, agents, successors and assigns forever releases and discharges Lenders and their agents, servants, employees, accountants, attorneys, shareholders, subsidiaries, officers, directors, heirs, executors, administrators, successors and assigns from any and all claims, demands, liabilities, accounts, obligations, costs, expenses, liens, actions, causes of action, rights to indemnity (legal or equitable), rights to subrogation, rights to contribution and remedies of any nature whatsoever, known or unknown, which Borrowers or Guarantor has, now has, or has acquired, individually or jointly, at any time prior to the date of the execution of this Agreement, including specifically, but not exclusively, and without limiting the generality of the foregoing, any and all of the claims, damages, demands and causes of action, known or unknown, suspected or unsuspected by Borrowers or Guarantor which:



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     7.1 Arise out of the Loan Documents;

     7.2 Arise by reason of any matter or thing alleged or referred to in, directly or indirectly, or in any way connected with, the Loan Documents; or

     7.3 Arise out of or in any way are connected with any loss, damage, or injury, whatsoever, known or unknown, suspected or unsuspected, resulting from any act or omission by or on the part of the Lenders or any party acting on behalf of the Lenders committed or omitted prior to the date of this Agreement.

     8. WAIVER OF CALIFORNIA CIVIL CODE SECTION 1542. Borrowers and Guarantor each acknowledges that there is a risk that subsequent to the execution of this Agreement it may incur or suffer losses, damages or injuries which are in some way caused by the transactions referred to in the Loan Documents or this Agreement, but which are unknown and unanticipated at the time this Agreement is executed. Borrowers and Guarantor do hereby assume the above mentioned risks and agree that this Agreement shall apply to all unknown or unanticipated results of the transactions and occurrences described herein, as well as those known and anticipated, and upon advice of counsel, Borrowers and Guarantor do hereby knowingly waive any and all rights and protections under California Civil Code
Section 1542 which section has been duly explained and reads as follows:

               "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

     9. LEGAL ADVICE OBTAINED. The advice of legal counsel has been obtained by each party prior to signing this Agreement and each party executes this Agreement voluntarily, with full knowledge of its significance, and with the express intention of effecting the legal consequences provided by Section 1541 of the California Civil Code, namely, the extinguishment of obligations except for the executory provisions of this Agreement.

     10. COUNTERPARTS. This Agreement may be executed in counterparts, all of which taken together shall constitute a single document.

     11. HEADINGS. The headings in this Agreement are inserted for convenience and are not a part of this Agreement.

     12. NEUTRAL CONSTRUCTION. This Agreement is the product of negotiation among the parties hereto and represents the jointly conceived, bargained-for and agreed upon language mutually determined by the parties to express their intentions in entering into this Agreement. Any ambiguity or uncertainty in this Agreement shall be deemed to be caused by, or attributable to, all parties hereto collectively. In any action or proceeding to enforce or interpret this Agreement, this Agreement shall be construed in a neutral manner, and no term or condition of this Agreement shall be construed more or less favorably to any one party, or group of parties, to this Agreement. In the event any provision contained in this Agreement is determined to be unenforceable by a court competent jurisdiction, then that provision shall be deemed omitted from this Agreement and the remaining provisions of this Agreement shall continue to be in full force and effect.



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     13. EFFECTIVENESS. This Agreement shall be deemed effective as of the date first hereinabove written and shall have no retroactive effect whatsoever.

     14. CHOICE OF LAW, VENUE. The validity of this Agreement, its construction, interpretation, and enforcement, and the rights of the parties hereto shall be determined under, governed by, and construed in accordance with the internal laws of the State of California. The parties agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated only in the state and federal courts located in the county of Los Angeles, state of California or, at the sole option of agent, in any other court in which agent shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy. Each of owner and agent waives, to the extent permitted under applicable law, any right each may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this section.

     15. JURY TRIAL WAIVER. THE PARTIES HERETO HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE PARTIES HERETO REPRESENT THAT EACH HAS REVIEWED THIS AGREEMENT AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                   3D SYSTEMS CORPORATION,
                                   a Delaware corporation as Administrative
                                   Borrower and as a Borrower


                                   By:  /S/ PETER WHITE
                                      -----------------------------------------
                                   Title:  VP
                                         --------------------------------------


                                   3D SYSTEMS, INC.,
                                   a California corporation as a Borrower


                                   By:  /S/ PETER WHITE
                                      -----------------------------------------
                                   Title:  VP
                                         --------------------------------------



                                   3D CAPITAL CORPORATION,
                                   a California corporation, as a Borrower


                                   By:  /S/ PETER WHITE
                                      -----------------------------------------
                                   Title:  VP
                                         --------------------------------------



                       [Signatures continued on next page]


                                   3D SYSTEMS FRANCE SARL,
                                   as a Borrower


                                   By:  /S/ PETER WHITE
                                      -----------------------------------------
                                   Title:  VP
                                         --------------------------------------



                                   3D SYSTEMS GMBH,
                                   as a Borrower


                                   By:  /S/ PETER WHITE
                                      -----------------------------------------
                                   Title:  VP
                                         --------------------------------------



                                   3D HOLDINGS, LLC,
                                   a Delaware limited liability company,
                                   as Guarantor


                                   By:  /S/ PETER WHITE
                                      -----------------------------------------
                                   Title:  VP
                                         --------------------------------------



                                   U.S. BANK NATIONAL ASSOCIATION, as
                                   Agent and as a Lender


                                   By:  /S/ KAREN BROWN
                                      -----------------------------------------
                                          Karen Brown, Senior Vice President